SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No.1)


Filed by the registrant [X]
Filed by party other than the registrant  [_]

Check the appropriate box:
[ ]      Preliminary proxy statement
[X]      Definitive proxy statement
[ ]      Definitive additional materials
[ ]      Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                        Vitech America, Inc.
                (Name of Registrant as Specified in Its Charter)

                        Vitech America, Inc.
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
[ ]      $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1) or 14a-
         6j(2)
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)
[ ]      Fee computed on table below per Exchange Act Rules 14a-
         6(i)(45) and 0-11

(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transactions applies:

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(3)  Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11:

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(4)  Proposed maximum aggregate value of transaction:

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[ ]  Check box if any part of the fee is offset as provided  by  Exchange  Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:

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(2)  Form, schedule or registration statement no.:

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(3)  Filing party:

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(4)  Date filed:

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


                                                                                          Stock            All Other
Name and Principal Position              Year          Salary           Bonus          Options (#)        Compensation
---------------------------              ----          ------           -----          -----------        ------------
Georges C. St. Laurent III,              1996         $240,000         $     0          2,040,000          $    0
    Chairman of the Board                1995         $120,000         $     0                  0          $    0
    and Chief Executive                  1994         $ 96,000         $     0                  0          $    0
    Officer

William C. St. Laurent,                  1996         $240,000         $     0          1,960,000          $    0
    President and                        1995         $120,000         $     0                  0          $4,500*
    Chief Operating Officer              1994         $ 96,000         $     0                  0          $    0

Mitchell E. Asher,                       1996         $ 78,000         $15,000                  0          $9,000*
    Chief Financial Officer              1995         $ 71,190         $15,000                  0          $9,000*
                                         1994         $ 63,432         $10,000                  0          $3,750*

------------------

* Mr. William C. St. Laurent and Mr. Mitchell E. Asher received a car allowance of $750.00 each per month for all or a portion of the year.

     The Company  maintains keyman life insurance on the life of each of Georges
C. St. Laurent, III and William C. St. Laurent in the amount of $2,000,000 payable to the Company.

Option Grants in Last Fiscal Year

     The following table sets forth for each of the Named Executive Officers certain information concerning stock options granted as of December 31, 1996:

                                      OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

                                                 Individual Grants
                                                 -----------------
                                                                                            Potential Realizable Value
                                                                                              at Assumed Annual Rates
                                                                                            of Stock Price Appreciation
                                                     Percent of                                 for Option Term(3)
                                   Number of        Total Options                               ------------------
                                   Securities        Granted to      Exercise
                                   Underlying         Employees      Price per     Expiration
            Name                 Options Granted     in 1996(1)    per Share (2)      Date         5%($)         10%($)
            ----                 ---------------     ----------    -------------      ----

Georges C. St. Laurent               510,000            51%             $15         11/7/00          $0          $0
Georges C. St. Laurent               510,000                            $20         11/7/00          $0          $0
Georges C. St. Laurent             1,020,000                            $25         11/7/00          $0          $0
William C. St. Laurent               490,000            49%             $15         11/7/00          $0          $0
William C. St. Laurent               490,000                            $20         11/7/00          $0          $0
William C. St. Laurent               980,000                            $25         11/8/00          $0          $0
Mitchell E. Asher                       --               0%             --             --           --           --
----------------


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

AVAILABILITY OF FORM 10-K ANNUAL REPORT

     Copies of the Company's Annual Report on Form 10-K for the year ended December 31, 1996, and including related exhibits as filed with the Securities and Exchange Commission, are available without


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


charge to shareholders upon request to Secretary, 8807 Northwest 23rd Street, Miami, Florida 33172- 2419.

                                            BY ORDER OF THE BOARD OF DIRECTORS


                                            Mitchell Asher, Secretary

Miami, Florida
May 5, 1997

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